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                                                                    EXHIBIT 10.8

NO SALE, OFFER TO SELL OR TRANSFER OF THESE SECURITIES SHALL BE MADE WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER, OR TRANSFER MAY BE MADE WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION OR QUALIFICATION.

                       BIG BUCK BREWERY & STEAKHOUSE, INC.

                          COMMON STOCK PURCHASE WARRANT

         Big Buck Brewery & Steakhouse, Inc., a Michigan corporation (the "Company"), hereby agrees that, for value received, COLUMBIA CONSTRUCTION COMPANY or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Minneapolis, Minnesota time, on January 18, 2006, Fifty Thousand (50,000) shares of the Company's Common Stock at an exercise price of One Dollar and Thirty-Two Cents ($1.32) per share (the "Warrant Shares").

         1. EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised by the holder surrendering this Warrant, with the Warrant Exercise Form attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash, by cashier's check payable to the order of the Company or by wire transfer to an account specified by the Company, of the purchase price payable in respect of the Warrant Shares being purchased. If less than all of the Warrant Shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant evidencing the number of Warrant Shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof a certificate representing the Warrant Shares purchased upon such exercise. The Company may require that such certificate contain on the face thereof a legend substantially as follows:

           No sale, offer to sell or transfer of the shares represented by this certificate shall be made without (i) the opinion of counsel satisfactory to the Company that such sale, offer, or transfer may be made without registration or qualification under the Securities Act and applicable state securities laws or (ii) such registration or qualification.

         2. NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which the holder hereof consents and agrees:

                  (a) This Warrant may not be sold, transferred, assigned or hypothecated without (i) the opinion of counsel satisfactory to the Company that such sale, offer, or transfer may be made without registration or qualification under the Securities Act and applicable state securities laws or (ii) such registration or qualification.

                  (b) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

                  (c) Each successive holder of this Warrant, or of any portion of the rights represented hereby, shall be bound by the terms and conditions set forth herein.

         3. ANTIDILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination, or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and the number of Warrant

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Shares purchasable upon exercise of this Warrant immediately preceding such event, shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination, or dividend payable in Common Stock and multiplying the result of such division against the number of Warrant Shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of Warrant Shares purchasable after such event proportional to such exercise price and number of Warrant Shares purchasable immediately preceding such event. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company. In case of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation, which is effected in such a manner that the holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger, or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger, or sale, the holder had held the number of Warrant Shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

         4. NOTICES. All notices and other communications in connection with this Warrant must be in writing and, except as otherwise provided herein, will be deemed to have been duly given (i) when mailed by certified or registered mail, postage prepaid, return receipt requested, (ii) when sent by facsimile, with written confirmation of receipt, or (iii) when delivered to the addressee if sent by a nationally recognized overnight delivery service (receipt requested). Any notice required or permitted to be given to the holder of this Warrant shall be mailed, sent or delivered to the registered holder of the Warrant at his or her last known post office address or facsimile number appearing on the books of the Company.

         5. RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         6. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends or a payment preference in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations, or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution. The representations, warranties, and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of Warrant Shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Common Stock Purchase Warrant shall be interpreted under the laws of the State of Michigan. All Warrant Shares or other securities issued upon the exercise of the Warrant shall be fully paid and nonassessable. Notwithstanding anything contained herein to

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the contrary, the holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised.

         IN WITNESS WHEREOF, the undersigned has caused this Warrant to be signed by its duly authorized officer this 18th day of January, 2001.

                                       BIG BUCK BREWERY & STEAKHOUSE, INC.



                                       By  /s/ WILLIAM F. ROLINSKI
                                         -------------------------------------
                                         William F. Rolinski
                                         President and Chief Executive Officer



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                              WARRANT EXERCISE FORM

                   To be signed only upon exercise of Warrant.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ of the Warrant Shares of Big Buck Brewery & Steakhouse, Inc. to which such Warrant relates and herewith makes payment of $__________ therefor in cash, by cashier's check payable to the order of the Company or by wire transfer to an account specified by the Company, and requests that such Warrant Shares be issued and be delivered to the address set forth below the signature of the undersigned.

         Dated: ____________________



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